SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                       -------------------------


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                           February 6, 1997
                   ---------------------------------
                   (Date of earliest event reported)


                           REVCO D.S., INC.
         ---------------------------------------------------
        (Exact name of registrant as specified in its charter)



             Delaware               1-5025                 34-1527876
         ---------------          ------------          ----------------
         (State or other          (Commission           (I.R.S. Employer
         jurisdiction of              File               Identification
          organization)              Number)                Number)






                1925 Enterprise Parkway
                     Twinsburg, OH                             44087
          ---------------------------------------           ----------
          (Address of principal executive offices)          (Zip Code)




                            (216) 425-9811
         ----------------------------------------------------
         (Registrant's telephone number, including area code)







                             Page 1 of 94
                      Exhibit Index is on Page 6

Item 5.   Other Events

          Revco D.S., Inc. ("Revco") has entered into an Agreement and Plan of Merger dated as of February 6, 1997 (the "Merger Agreement"), with CVS Corporation ("CVS"), a Delaware corporation, and North Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of CVS. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Revco (the "Merger"), and Revco will become a direct wholly owned subsidiary of CVS. Concurrently with the execution of the Merger Agreement, CVS entered into a Stockholder Agreement with Zell/Chilmark Fund, L.P. ("Zell/Chilmark"), owner of approximately 19% of the common stock of Revco, par value $0.01 per share (the "Revco Common Stock"), pursuant to which Zell/Chilmark has agreed, among other things, to vote all of its shares of Revco Common Stock in favor of the Merger.

          In the Merger, each issued and outstanding share of Revco Common Stock (other than treasury shares or shares held by CVS or its subsidiaries) will be converted into the right to receive a number (the "Conversion Number") of shares of the common stock of CVS, par value $0.01 per share ("CVS Common Stock"), equal to the sum of 0.4692 and a number determined by dividing (x) $20 by (y) the average closing price per share of CVS Common Stock on the New York Stock Exchange during ten trading days selected by lot out of the twenty trading days ending on the fifth trading day prior to the closing date for the Merger, provided that the Conversion Number shall not exceed
1.0097 or be less than 0.8837.

          The foregoing description is qualified in its entirety by reference to the Merger Agreement and the Stockholder Agreement, copies of which are attached as Exhibits 2.1 and 4.1 hereto, respectively.

          On February 7, 1997, the parties issued a joint press release announcing the execution of the Merger Agreement and certain terms of the Merger. A copy of the joint press release, the contents of which are incorporated herein by reference, is attached as Exhibit
99.1 hereto.

Item 7.   Financial Statements and Exhibits

     c.   Exhibits

               2.1 Agreement and Plan of Merger dated as of February 6, 1997, among CVS Corporation, Revco D.S., Inc. and North Acquisition Corp. (Schedules and Exhibits omitted)

               4.1       Stockholder Agreement dated as of
                         February 6, 1997, between CVS
                         Corporation and Zell/Chilmark
                         Fund, L.P.

               99.1      Joint press release dated February 7,
                         1997

                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REVCO D.S., INC.,

                                     by  /s/ Jack A. Staph
                                       ------------------------------
                                              Jack A. Staph
                                          Senior Vice President
                                       Secretary and General Counsel




Date: February 7, 1997

                             Exhibit Index


      Exhibit No.         Exhibit                               Page No.
      -----------         -------                               --------

         2.1             Agreement and Plan of Merger              8
                         dated as of February 6, 1997,
                         among CVS Corporation, Revco
                         D.S., Inc. and North Acquisition
                         Corp. (Schedules and Exhibits
                         omitted)

         4.1             Stockholder Agreement dated as            78
                         of February 6, 1997, between CVS
                         Corporation and Zell/Chilmark
                         Fund, L.P.


         99.1            Joint press release dated                 91
                         February 7, 1997